UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2019

Crawford United Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

Hickok Incorporated

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 2.02	Results of Operations and Financial Condition.

On May 16, 2019, Crawford United Corporation, an Ohio corporation formerly known as Hickok Incorporated (the “Company”), issued a news release announcing its corporate name change and its results for the three months ended March 31, 2019. The news release is furnished herewith as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective as of May 15, 2019, the Company (1) amended its Amended and Restated Articles of Incorporation to change its name to Crawford United Corporation and (2) adopted its Second Amended and Restated Code of Regulations to reflect the corporate name change.

The foregoing descriptions of (1) the amendment to the Company’s Amended and Restated Articles of Incorporation and (2) the Second Amended and Restated Code of Regulations are qualified in their entirety by reference to the full text of the amendment and the Second Amended and Restated Code of Regulations, copies of which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment to Amended and Restated Articles of Incorporation.

3.2	Second Amended and Restated Code of Regulations.

99.1	News Release dated May 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

Date: May 21, 2019	/s/ Kelly J. Marek
Name: Kelly J. Marek
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amendment to Amended and Restated Articles of Incorporation.

3.2	Second Amended and Restated Code of Regulations.

99.1	News Release dated May 16, 2019.

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